Supplement, dated December 15, 2003, to the Class I Prospectus, dated May 1, 2003, of
               Seligman Income and Growth Fund, Inc. (the "Fund")

The following supercedes and replaces the supplement dated September 4, 2003:

Effective January 1, 2004, the following information supersedes and replaces the information set forth in the first two paragraphs of the second column on page 6 of the Fund's Class I Prospectus under the caption "Management - Portfolio Management."

      The Fund is co-managed by Seligman's Core Equity Group, headed by Richard
      R. Schmaltz, and the investment grade team of Seligman's Fixed Income Team, headed by Christopher J. Mahony.

      Mr. Schmaltz is Co-Portfolio Manager of the Fund, as well as Portfolio Manager of Seligman Common Stock Fund, Inc. and Tri-Continental Corporation. He is also Portfolio Manager of Seligman Common Stock Portfolio and Co-Portfolio Manager of Seligman Income and Growth Portfolio, two portfolios of Seligman Portfolios, Inc. In addition, Mr. Schmaltz is a Managing Director of Seligman. Prior to his early retirement in 2001, Mr. Schmaltz was a Managing Director of Seligman, as well as Seligman's Director of Investments, Chair of Seligman's Investment Policy Committee and a member of Seligman's Executive Committee.